SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                   May 5, 2000


                            ITLA CAPITAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)


DELAWARE                           0-26960                       95-4596322
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(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                   Number)


888 Prospect Street, Suite 110   La Jolla,  California                 92037
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:   (858) 551-0511
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                                      N/A
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         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

     ITLA Capital Corporation issued a press release dated May 5, 2000, attached hereto as Exhibit 99, announcing the appointment of Timothy Doyle as its new Chief Financial Officer and Don Nickbarg as Treasurer.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits

             Exhibit 99   Press Release dated May 5, 2000.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     ITLA CAPITAL CORPORATION


Date:  May 18, 2000                 By:    /s/ Timothy M. Doyle
                                           ------------------------------------
                                           Timothy M. Doyle
                                           Chief Financial Officer